                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 15, 2004

                                VITAL SIGNS, INC.


             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                       0-18793                   11-2279807
-----------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File Number)        (IRS Employer
        of Incorporation)                                       Identification No.)

      20 Campus Road, Totowa, New Jersey                       07512
-----------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (973) 790-1330
        -----------------------------------------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

         On October 15, 2004, the Registrant issued a press release announcing estimates regarding performance for the year ended September 30, 2004.

Item 7.01 Regulation FD Disclosure.

         On October 15, 2004, the Registrant issued a press release announcing earnings projections for fiscal 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

          Exhibit 99: Press release issued October 15, 2004 announcing estimates regarding performance for the year ended September 30, 2004 and projections for fiscal 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VITAL SIGNS, INC.




                                 By: /s/ Jay Sturm
                                     --------------------------------
                                     Name:  Jay Sturm
                                     Title: Vice President / General Counsel



Dated:  October 15, 2004